TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 83.8% of Net Assets
ASSET-BACKED SECURITIES — 10.1%
Academic Loan Funding Trust Series 2012-1A, Class R 0.00%(1),(2),(3)	12/27/44		$3,368	$267,419
AIMCO CLO 24 Ltd. Series 2025-24A, Class SUB 0.00%(1),(3),(4)	04/19/38		600,000	419,993
ALLO Issuer LLC Series 2023-1A, Class C 12.18%(1)	06/20/53		880,000	916,177
Apidos CLO XXXVII Series 2021-37A, Class B 5.53% (3 mo. USD Term SOFR + 1.862%)(1),(5)	10/22/34		725,000	725,745
Arbour CLO VIII DAC Series 8X, Class B1R 3.72% (3 mo. EUR EURIBOR + 1.700%)(5),(6)	10/15/34	EUR	600,000	688,298
Avis Budget Rental Car Funding AESOP LLC Series 2021-2A, Class D 4.08%(1)	02/20/28		250,000	247,258
Bain Capital Credit CLO Ltd. Series 2020-4A, Class ERR 10.42% (3 mo. USD Term SOFR + 6.750%)(1),(5)	10/20/36		250,000	232,393
BBAM U.S. CLO VI Ltd. Series 2025-6A, Class SUB 0.00%(1),(3),(4)	01/27/39		350,000	268,525
BCRED CLO LLC Series 2023-1A, Class A 5.97% (3 mo. USD Term SOFR + 2.300%)(1),(5)	01/20/36		850,000	850,653
Bear Mountain Park CLO Ltd. Series 2022-1A, Class BR 5.42% (3 mo. USD Term SOFR + 1.750%)(1),(5)	07/15/37		625,000	625,317
BMO SBA COOF Trust Series 2019-1, Class A (I/O) 1.26%(1),(4)	10/25/45		2,629,505	67,959
CARS-DB4 LP Series 2020-1A, Class B2 4.52%(1)	02/15/50		700,000	691,181
Carvana Auto Receivables Trust Series 2021-N3, Class R 0.00%(1),(2),(3)	06/12/28		2,200	162,456
Carvana Auto Receivables Trust Series 2022-N1, Class R 0.00%(1),(2),(3)	12/11/28		4,700	210,648
Carvana Auto Receivables Trust Series 2022-P3, Class R 0.00%(1),(2),(3)	09/10/29		2,900	218,647
Carvana Auto Receivables Trust Series 2023-P1, Class R 0.00%(1),(2),(3)	03/11/30		4,400	278,696
Carvana Auto Receivables Trust Series 2023-P2, Class R 0.00%(1),(2),(3)	06/10/30		2,000	146,720
CIFC Funding Ltd. Series 2022-2A, Class B 0.00%(1),(3),(4)	04/19/35		685,000	304,800
Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC Series 2025-1A, Class A2 6.00%(1)	05/20/55		245,000	248,922
COOF Securitization Trust II Series 2015-2, Class A1 (I/O) 1.86%(1),(4)	08/25/41		1,108,143	52,416
Diamond Issuer LLC Series 2021-1A, Class C 3.79%(1)	11/20/51		510,000	494,396
Eaton Vance CLO Ltd. Series 2013-1A, Class D1R4 6.67% (3 mo. USD Term SOFR + 3.000%)(1),(5)	10/15/38		475,000	474,648
Elmwood CLO 17 Ltd. Series 2022-4A, Class SUB 4.36%(1),(4)	07/17/37		850,000	472,129
Elmwood CLO VIII Ltd. Series 2021-1A, Class ER 9.92% (3 mo. USD Term SOFR + 6.250%)(1),(5)	04/20/37		500,000	467,356
FHF Issuer Trust Series 2024-3A, Class A2 4.94%(1)	11/15/30		$330,215	329,546
Goal Capital Funding Trust Series 2006-1, Class B 5.30% (3 mo. USD LIBOR + 0.450%)(5)	08/25/42		75,116	73,133
GoldenTree Loan Management U.S. CLO 22 Ltd. Series 2024-22A, Class F 11.59% (3 mo. USD Term SOFR + 7.920%)(1),(5)	10/20/37		250,000	230,592
GoldenTree Loan Management U.S. CLO 8 Ltd. Series 2020-8A, Class FR 11.98% (3 mo. USD Term SOFR + 8.312%)(1),(5)	10/20/34		250,000	224,361
Gracie Point International Funding LLC Series 2025-1A, Class C 6.42% (30 day USD SOFR Average + 2.750%)(1),(5)	08/15/28		605,000	606,149
Hertz Vehicle Financing III LLC Series 2023-1A, Class 1D 9.13%(1),(4)	06/25/27		182,500	183,359
Hertz Vehicle Financing III LP Series 2021-2A, Class D 4.34%(1)	12/27/27		820,000	809,877
HOA Funding LLC 4.72%(1),(7),(3)	08/20/51		581,626	—
HPS Loan Management Ltd. Series 2024-19A, Class C2 6.57% (3 mo. USD Term SOFR + 2.900%)(1),(5)	04/15/37		750,000	751,645
ICG U.S. CLO Ltd. Series 2022-1A, Class DR 6.77% (3 mo. USD Term SOFR + 3.100%)(1),(5)	10/20/38		1,000,000	998,555
LMDV Issuer Co. LLC Series 2025-1A, Class C 7.88%(1)	12/15/55		360,000	362,842
Madison Park Funding XLV Ltd. Series 2020-45A, Class CRR 5.57% (3 mo. USD Term SOFR + 1.900%)(1),(5)	07/15/34		625,000	622,226
Magnetite XLII Ltd. Series 2024-42A, Class SUB 9.04%(1),(4)	01/25/38		825,000	521,118
MAPS Trust Series 2026-1A, Class B 6.13%(1)	01/15/51		296,363	294,304
Mosaic Solar Loan Trust Series 2021-1A, Class R 0.00%(1),(3)	12/20/46		950,000	138,782
Mosaic Solar Loan Trust Series 2021-2A, Class R 0.00%(1),(3)	04/22/47		1,150,000	72,705
Mosaic Solar Loan Trust Series 2021-3A, Class R 0.00%(1),(3)	06/20/52		1,600,000	82,461
NCFA LLC Loan Participation 5 6.16%(7)	07/03/27		1,000,000	1,000,000
NCFA LLC — Loan Participation 1 2.75%(7)	06/12/28		638,384	638,384
NCFA LLC — Loan Participation 2 3.14%(7)	12/19/27		736,751	736,751
Neuberger Berman Loan Advisers CLO 56 Ltd. Series 2024-56A, Class SUB 0.00%(1),(3)	07/24/37		700,000	385,630
New Mountain CLO 8 Ltd. Series CLO-8A, Class M 0.00%(1),(3),(7)	10/20/38		60,000	—
New Mountain CLO 8 Ltd. Series CLO-8A, Class SUB 0.00%(1),(3),(4)	10/20/38		600,000	424,249

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount		Value
Newday Funding Master Issuer PLC Series 2024-2X, Class E 7.63% (1 day GBP SONIA + 3.900%)(5),(6)	07/15/32	GBP	550,000	$739,022
OCP CLO Ltd. Series 2015-9A, Class SUB 0.00%(1),(3),(4)	01/15/37		1,360,000	367,921
Palmer Square CLO Ltd. Series 2024-3A, Class SUB 0.00% (1),(3),(4)	07/20/37		625,000	380,582
Rockford Tower CLO Ltd. Series 2025-2A, Class D1 7.02% (3 mo. USD Term SOFR + 3.350%)(1),(5)	03/31/38		600,000	592,086
Santander Consumer Auto Receivables Trust Series 2021-BA, Class R 0.00%(1),(2),(3)	03/15/29		5,000	1,484,019
Santander Consumer Auto Receivables Trust Series 2021-CA, Class R 0.00%(1),(2),(3)	06/15/28		5,500	592,957
Serenity-Peace Park CLO Ltd. Series 2025-1A, Class SUB 0.00%(1),(3),(4)	10/24/38		600,000	469,889
Sixth Street CLO VIII Ltd. Series 2017-8A, Class CR2 6.62% (3 mo. USD Term SOFR + 2.950%)(1),(5)	10/20/34		275,000	268,039
Sixth Street CLO XX Ltd. Series 2021-20A, Class SUB 0.00%(1),(3),(4)	07/17/38		467,250	189,792
SLC Student Loan Trust Series 2004-1, Class B 4.34% (90 day USD SOFR Average + 0.552%)(5)	08/15/31		154,462	136,429
SLC Student Loan Trust Series 2006-1, Class B 4.16% (90 day USD SOFR Average + 0.472%)(5)	03/15/55		152,232	138,429
SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R 0.00%(1),(2),(3)	10/28/29		1,000	154,222
SLM Student Loan Trust Series 2004-2, Class B 4.62% (90 day USD SOFR Average + 0.732%)(5)	07/25/39		126,987	121,460
SLM Student Loan Trust Series 2005-9, Class B 4.45% (90 day USD SOFR Average + 0.562%)(5)	01/25/41		286,988	272,300
SLM Student Loan Trust Series 2007-6, Class B 5.00% (90 day USD SOFR Average + 1.112%)(5)	04/27/43		69,130	65,498
SLM Student Loan Trust Series 2007-7, Class B 4.90% (90 day USD SOFR Average + 1.012%)(5)	10/27/70		150,000	156,408
SLM Student Loan Trust Series 2008-2, Class B 5.35% (90 day USD SOFR Average + 1.462%)(5)	01/25/83		225,000	239,818
SLM Student Loan Trust Series 2008-3, Class B 5.35% (90 day USD SOFR Average + 1.462%)(5)	04/26/83		225,000	234,233
SLM Student Loan Trust Series 2008-4, Class B 6.00% (90 day USD SOFR Average + 2.112%)(5)	04/25/73		515,000	546,807
SLM Student Loan Trust Series 2008-5, Class B 6.00% (90 day USD SOFR Average + 2.112%)(5)	07/25/73		$260,000	276,341
SLM Student Loan Trust Series 2008-6, Class B 6.00% (90 day USD SOFR Average + 2.112%)(5)	07/26/83		225,000	233,778
SLM Student Loan Trust Series 2008-7, Class B 6.00% (90 day USD SOFR Average + 2.112%)(5)	07/26/83		305,000	305,305
Structured Receivables Finance LLC Series 2010-A, Class B 7.61%(1)	01/16/46		114,735	115,384
Structured Receivables Finance LLC Series 2010-B, Class B 7.97%(1)	08/15/36		175,259	178,047
Switch ABS Issuer LLC Series 2024-2A, Class C 10.03%(1)	06/25/54		270,000	275,588
Switch ABS Issuer LLC Series 2025-2A, Class B 6.24%(1)	10/25/55		310,000	303,511
TIF Funding II LLC Series 2021-1A, Class A 1.65%(1)	02/20/46		879,963	804,022
Together Asset-Backed Securitisation 14 PLC Series 2025-1ST1A, Class E 6.71% (1 day GBP SONIA + 2.980%)(1),(5)	08/15/66	GBP	500,000	663,109
U.S. Bank C&I Credit-Linked Notes Series 2025-SUP2, Class D 5.86% (30 day USD SOFR Average + 2.200%)(1),(5)	09/25/32		370,150	371,294
Unity-Peace Park CLO Ltd. Series 2022-1A, Class ER 10.66% (3 mo. USD Term SOFR + 7.000%)(1),(5)	04/20/35		500,000	419,325
Westlake Automobile Receivables Trust Series 2024-1A, Class D 6.02%(1)	10/15/29		600,000	611,299
Wingstop Funding LLC Series 2020-1A, Class A2 2.84%(1)	12/05/50		541,750	524,861

Total Asset-backed Securities (Cost: $35,948,602)				31,251,196

MORTGAGE-BACKED SECURITIES — 50.3%
Commercial Mortgage-backed Securities — Agency — 0.3%
Federal Home Loan Mortgage Corp. Multifamily PC REMIC Trust Series 2019-P002, Class X (I/O) 0.77%(4)	07/25/33		1,295,000	65,942
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O) 3.77%(4)	10/25/43		144,423	1
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O) 1.90%(4)	12/25/44		2,499,972	26,166
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O) 2.15%(4)	05/25/47		3,750,000	6,639
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O) 1.18%(4)	06/25/27		5,233,914	42,176
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O) 1.81%(4)	05/25/27		2,411,026	40,565
Federal National Mortgage Association-ACES Series 2016-M11, Class X2 (ACES) (I/O) 2.97%(4)	07/25/39		503,299	9,021

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount		Value
Federal National Mortgage Association-ACES Series 2019-M29, Class X4 (ACES) (I/O) 0.70%(4)	03/25/29		$7,900,000	$122,227
Government National Mortgage Association Series 2010-148, Class IO (I/O) 0.30%(4)	09/16/50		4,450,013	46,297
Government National Mortgage Association Series 2011-152, Class IO (I/O) 0.01%(4)	08/16/51		622,990	16
Government National Mortgage Association Series 2012-139, Class IO (I/O) 0.65%(4)	02/16/53		730,657	15,111
Government National Mortgage Association Series 2013-52, Class IO (I/O) 0.02%(4)	02/16/55		4,696,279	1,834
Government National Mortgage Association Series 2014-103, Class IO (I/O) 0.18%(4)	05/16/55		1,987,955	9,520
Government National Mortgage Association Series 2014-125, Class IO (I/O) 0.87%(4)	11/16/54		926,412	23,671
Government National Mortgage Association Series 2020-184 (I/O) 0.91%(4)	11/16/60		8,889,150	594,980

Total Commercial Mortgage-backed Securities — Agency (Cost: $2,729,070)				1,004,166

Commercial Mortgage-backed Securities — Non-agency — 10.7%
1211 Avenue of the Americas Trust Series 2015-1211, Class D 4.14%(1),(4)	08/10/35		680,000	618,715
245 Park Avenue Trust Series 2017-245P, Class E 3.66%(1),(4)	06/05/37		650,000	628,199
280 Park Avenue Mortgage Trust Series 2017-280P, Class D 5.51% (1 mo. USD Term SOFR + 1.836%)(1),(5)	09/15/34		490,000	482,913
AMSR Trust Series 2021-SFR3, Class G 3.80%(1)	10/17/38		620,000	612,223
AMSR Trust Series 2022-SFR1, Class F 6.02%(1)	03/17/39		850,000	844,228
AMSR Trust Series 2025-SFR1, Class E2 3.66%(1)	06/17/42		700,000	636,041
Benchmark Mortgage Trust Series 2019-B14, Class 225D 3.07%(1),(4)	12/15/62		535,000	3,994
Benchmark Mortgage Trust Series 2020-IG3, Class BXC 3.54%(1),(4)	09/15/48		555,000	534,109
BX Commercial Mortgage Trust Series 2025-BCAT, Class D 6.32% (1 mo. USD Term SOFR + 2.650%)(1),(5)	08/15/42		718,714	721,803
BXHPP Trust Series 2021-FILM, Class D 5.29% (1 mo. USD Term SOFR + 1.614%)(1),(5)	08/15/36		515,000	445,282
BXP Trust Series 2017-GM, Class D 3.42%(1),(4)	06/13/39		575,000	560,529
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O) 1.12%(1),(4)	05/10/47		4,710,600	116,357
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O) 0.46%(4)	11/10/48		1,355,180	14
COMM Mortgage Trust Series 2012-LC4, Class XB (I/O) 0.41%(1),(4)	12/10/44		8,237,673	82
COMM Mortgage Trust Series 2013-CR12, Class XA (I/O) 0.42%(4)	10/10/46		445,316	4
COMM Mortgage Trust Series 2020-CX, Class E 2.68%(1),(4)	11/10/46		370,000	269,495
Extended Stay America Trust Series 2025-ESH, Class D 6.27% (1 mo. USD Term SOFR + 2.600%)(1),(5)	10/15/42		625,000	627,330
FirstKey Homes Trust Series 2021-SFR3, Class E1 2.99%(1)	12/17/38		1,173,000	1,152,828
FirstKey Homes Trust Series 2022-SFR1, Class D 5.20%(1)	05/19/39		1,100,000	1,093,132
FRTKL Group, Inc. Series 2021-SFR1, Class G 4.11%(1)	09/17/38		1,015,000	998,501
Grace Trust Series 2020-GRCE, Class D 2.68%(1),(4)	12/10/40		700,000	618,822
Grace Trust Series 2020-GRCE, Class F 2.68%(1),(4)	12/10/40		376,000	301,453
Grace Trust Series 2020-GRCE, Class X (I/O) 0.30%(1),(4)	12/10/40		10,620,000	134,913
GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O) 1.59%(4)	05/10/49		1,445,751	14
Highways PLC Series 2021-1X, Class C 6.15%(1 day GBP SONIA + 2.400%)(5),(6)	12/18/31	GBP	425,000	563,627
Hilton USA Trust Series 2016-HHV, Class F 4.19%(1),(4)	11/05/38		1,341,000	1,320,733
Hudson Yards Mortgage Trust Series 2019-30HY, Class D 3.44%(1),(4)	07/10/39		450,000	415,419
Hudson Yards Mortgage Trust Series 2019-55HY, Class F 2.94%(1),(4)	12/10/41		150,000	129,184
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O) 0.60%(4)	11/15/47		982,028	10
JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O) 0.50%(1),(4)	05/15/48		26,458,000	180,285
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O) 0.73%(4)	03/15/50		8,852,968	46,412
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O) 0.38%(1),(4)	02/15/46		46,865,395	232,497
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A 3.40%(1)	06/05/39		585,000	549,345
KRE Commercial Mortgage Trust Series 2025-AIP4, Class E 6.67% (1 mo. USD Term SOFR + 3.000%)(1),(5)	03/15/42		457,844	456,177
LMRE SFR1 Trust Series 2025-SFR1, Class E 5.85%(1)	12/17/42		550,000	538,777
MFT Mortgage Trust Series 2020-B6, Class C 3.28%(1),(4)	08/10/40		220,000	146,525
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA (I/O) 0.52%(4)	04/15/48		1,272,980	13
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class XA (I/O) 1.24%(4)	11/15/49		5,308,595	8,781
Morgan Stanley Capital I Trust Series 2020-CNP, Class C 2.43%(1),(4)	04/05/42		620,000	519,740
NXPT Commercial Mortgage Trust Series 2024-STOR, Class E 6.70%(1),(4)	11/05/41		528,000	529,480

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount		Value
NYCT Trust Series 2024-3ELV, Class C 6.51% (1 mo. USD Term SOFR + 2.840%)(1),(5)	08/15/29		$630,000	$631,871
One New York Plaza Trust Series 2020-1NYP, Class A 4.74% (1 mo. USD Term SOFR + 1.064%)(1),(5)	01/15/36		368,124	355,585
Progress Residential Trust Series 2021-SFR10, Class H 5.23%(1)	12/17/40		870,377	849,856
Progress Residential Trust Series 2021-SFR3, Class G 4.25%(1)	05/17/26		600,000	597,719
Progress Residential Trust Series 2021-SFR6, Class F 3.42%(1)	07/17/38		730,000	725,420
Progress Residential Trust Series 2021-SFR7, Class E2 2.64%(1)	08/17/40		1,451,000	1,359,868
Progress Residential Trust Series 2021-SFR8, Class G 4.01%(1)	10/17/38		1,450,000	1,432,580
Progress Residential Trust Series 2021-SFR9, Class E1 2.81%(1)	11/17/40		1,707,000	1,614,121
RIDE Series 2025-SHRE, Class D 6.30%(1),(4)	02/14/47		480,000	490,252
SCG Commercial Mortgage Trust Series 2025-FLWR, Class E 6.42% (1 mo. USD Term SOFR + 2.750%)(1),(5)	08/15/42		500,000	497,701
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A 3.66%(1),(4)	01/05/43		805,000	688,941
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D 4.39%(1),(4)	01/05/43		880,000	655,647
SFO Commercial Mortgage Trust Series 2021-555, Class A 4.94% (1 mo. USD Term SOFR + 1.264%)(1),(5)	05/15/38		550,000	549,435
SMRT Commercial Mortgage Trust Series 2022-MINI, Class D 5.62% (1 mo. USD Term SOFR + 1.950%)(1),(5)	01/15/39		510,000	508,633
SMRT Commercial Mortgage Trust Series 2022-MINI, Class E 6.37% (1 mo. USD Term SOFR + 2.700%)(1),(5)	01/15/39		1,005,000	1,001,822
SMRT Commercial Mortgage Trust Series 2022-MINI, Class F 7.02% (1 mo. USD Term SOFR + 3.350%)(1),(5)	01/15/39		246,000	240,140
TCO Commercial Mortgage Trust Series 2024-DPM, Class D 6.41% (1 mo. USD Term SOFR + 2.741%)(1),(5)	12/15/39		500,000	500,486
Tricon Residential Trust Series 2021-SFR1, Class F 3.69%(1)	07/17/38		750,000	744,850
U.K. Logistics DAC Series 2025-1A, Class E 9.25% (1 day GBP SONIA + 5.500%)(1),(5)	05/17/35	GBP	215,363	283,851
UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O) 1.09%(4)	11/15/50		3,970,292	43,753
Vita Scientia DAC Series 2022-1X, Class D 4.50% (3 mo. EUR EURIBOR + 2.490%)(5),(6)	02/27/33	EUR	1,500,000	1,720,400
Wells Fargo Commercial Mortgage Trust Series 2018-C47, Class AS 4.67%(4)	09/15/61		750,000	743,659
WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O) 0.30%(4)	06/15/46		83,715	1

Total Commercial Mortgage-backed Securities — Non-agency (Cost: $34,540,566)				33,274,577

Residential Mortgage-backed Securities — Agency — 20.8%
Federal Home Loan Mortgage Corp., Pool #SD8199 2.00%	03/01/52		2,173,446	1,760,670
Federal Home Loan Mortgage Corp., Pool #SD8220 3.00%	06/01/52		1,330,993	1,173,918
Federal Home Loan Mortgage Corp., Pool #SD8225 3.00%	07/01/52		2,334,166	2,058,704
Federal Home Loan Mortgage Corp., Pool #SD8238 4.50%	08/01/52		521,638	505,718
Federal Home Loan Mortgage Corp., Pool #SD8237 4.00%	08/01/52		893,701	846,807
Federal Home Loan Mortgage Corp., Pool #SD3246 4.00%	08/01/52		1,148,846	1,088,654
Federal Home Loan Mortgage Corp., Pool #SD8245 4.50%	09/01/52		539,545	523,027
Federal Home Loan Mortgage Corp., Pool #RA7870 4.00%	09/01/52		684,946	648,953
Federal Home Loan Mortgage Corp., Pool #SD8257 4.50%	10/01/52		1,123,112	1,088,626
Federal Home Loan Mortgage Corp., Pool #SD8265 4.00%	11/01/52		487,979	462,260
Federal Home Loan Mortgage Corp., Pool #SD8275 4.50%	12/01/52		474,994	460,365
Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O)(I/F)(TAC)(PAC) 1.84% (-30 day USD SOFR Average + 5.516%)(5)	03/15/36		769,084	36,688
Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC) 2.86% (-30 day USD SOFR Average + 6.536%)(5)	11/15/36		177,450	17,436
Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F) 2.32% (-30 day USD SOFR Average + 5.996%)(5)	05/15/37		41,466	1,100
Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F) 2.46% (-30 day USD SOFR Average + 6.136%)(5)	06/15/38		63,036	5,822
Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F) 2.82% (-30 day USD SOFR Average + 6.496%)(5)	04/15/42		354,413	37,357
Federal Home Loan Mortgage Corp. REMICS Series 5070, Class MI (I/O) 3.50%	02/25/51		465,461	74,724
Federal Home Loan Mortgage Corp. REMICS Series 5100, Class HI (I/O) 4.00%	02/25/47		1,012,689	175,978

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount	Value
Federal Home Loan Mortgage Corp. REMICS Series 5149, Class DI (I/O) 4.00%	10/25/48	$556,688	$108,812
Federal Home Loan Mortgage Corp. REMICS Series 5234, Class S (I/O) (I/F) (PAC) 2.39% (-30 day USD SOFR Average + 6.050%)(5)	12/25/50	1,648,926	104,833
Federal Home Loan Mortgage Corp. REMICS Series 5471, Class SY (I/O) (I/F) 1.74% (-30 day USD SOFR Average + 5.400%)(5)	11/25/54	1,163,149	75,389
Federal Home Loan Mortgage Corp. REMICS Series 5544, Class SD (I/O) (I/F) 1.39% (-30 day USD SOFR Average + 5.050%)(5)	06/25/55	2,138,130	125,058
Federal Home Loan Mortgage Corp. REMICS Series 5546, Class AS (I/F) 5.01% (-30 day USD SOFR Average + 10.500%)(5)	06/25/55	292,955	278,442
Federal Home Loan Mortgage Corp. REMICS Series 5547, Class S (I/F) 5.08% (-30 day USD SOFR Average + 10.575%)(5)	06/25/55	302,949	274,955
Federal Home Loan Mortgage Corp. REMICS Series 5548, Class S (I/F) 5.56% (-30 day USD SOFR Average + 11.667%)(5)	06/25/55	291,942	280,789
Federal Home Loan Mortgage Corp. REMICS Series 5549, Class JS (I/F) 5.01% (-30 day USD SOFR Average + 10.500%)(5)	06/25/55	89,739	85,545
Federal Home Loan Mortgage Corp. REMICS Series 5578, Class SD (I/O) (I/F) 2.24% (-30 day USD SOFR Average + 5.900%)(5)	09/25/55	1,418,579	139,727
Federal Home Loan Mortgage Corp. REMICS Series 5617, Class IL (I/O) 4.00%	08/25/51	1,050,103	223,079
Federal Home Loan Mortgage Corp. STRIPS Series 386, Class C1 (I/O) 2.00%	03/15/52	3,151,268	406,720
Federal Home Loan Mortgage Corp. STRIPS Series 408, Class C37 2.00%	03/25/52	1,242,666	179,478
Federal National Mortgage Association, Pool #AN3542 3.41%	11/01/46	999,188	868,198
Federal National Mortgage Association, Pool #BV4122 2.00%	03/01/52	714,622	578,903
Federal National Mortgage Association, Pool #BV8463 2.50%	04/01/52	1,248,577	1,056,691
Federal National Mortgage Association, Pool #FS1598 2.00%	04/01/52	302,292	244,882
Federal National Mortgage Association, Pool #MA4656 4.50%	07/01/52	1,751,202	1,697,918
Federal National Mortgage Association, Pool #MA4701 4.50%	08/01/52	283,375	274,726
Federal National Mortgage Association, Pool #MA4732 4.00%	09/01/52	334,217	316,654
Federal National Mortgage Association, Pool #MA4769 2.00%	09/01/52	786,144	636,842
Federal National Mortgage Association, Pool #MA4768 2.50%	09/01/52	1,374,468	1,163,235
Federal National Mortgage Association, Pool #MA4733 4.50%	09/01/52	930,405	901,923
Federal National Mortgage Association, Pool #MA4784 4.50%	10/01/52	1,662,444	1,611,397
Federal National Mortgage Association, Pool #MA4783 4.00%	10/01/52	1,167,931	1,106,467
Federal National Mortgage Association, Pool #MA4866 4.00%	01/01/53	1,139,372	1,079,234
Federal National Mortgage Association, Pool #MA5584 4.50%	01/01/55	560,665	541,371
Federal National Mortgage Association Interest STRIPS Series 434, Class C29 (I/O) 2.00%	10/25/52	3,599,433	460,880
Federal National Mortgage Association Interest STRIPS Series 436, Class C32 (I/O) 2.00%	10/25/52	3,140,390	426,330
Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F) 2.33% (-30 day USD SOFR Average + 5.996%)(5)	05/25/37	24,764	1,710
Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F) 2.32% (-30 day USD SOFR Average + 5.986%)(5)	05/25/37	477,356	38,617
Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F) 2.97% (-30 day USD SOFR Average + 6.636%)(5)	09/25/39	68,564	7,213
Federal National Mortgage Association REMICS Series 2021-59, Class KI (I/O) 4.00%	09/25/51	768,634	188,966
Federal National Mortgage Association REMICS Series 2021-70, Class AI (I/O) 4.00%	10/25/51	728,356	160,648
Federal National Mortgage Association REMICS Series 2024-81, Class SE (I/O) (I/F) 1.69% (-30 day USD SOFR Average + 5.350%)(5)	07/25/54	4,395,072	237,204
Government National Mortgage Association, Pool #MA8346 4.00%	10/20/52	631,726	598,692
Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F) 2.81% (-1 mo. USD Term SOFR + 6.486%)(5)	07/20/36	560,559	52,343
Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC) 0.96% (-1 mo. USD Term SOFR + 4.636%)(5)	11/20/36	616,870	10,388
Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC) 2.61% (-1 mo. USD Term SOFR + 6.286%)(5)	05/20/38	104,793	1,171

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount	Value
Government National Mortgage Association REMICS Series 2014-118, Class ST (I/F) 1.81% (-1 mo. USD Term SOFR + 5.486%)(5)	08/20/44	$3,179,053	$252,979
Government National Mortgage Association REMICS Series 2016-153, Class IO (I/O) 3.50%	11/20/46	1,020,454	191,719
Government National Mortgage Association REMICS Series 2023-165, Class CO (P/O) 0.00%(3)	11/20/53	179,051	153,487
Government National Mortgage Association REMICS Series 2024-159, Class SM (I/F) 1.78% (-30 day USD SOFR Average + 5.450%)(5)	10/20/54	3,089,031	176,604
Government National Mortgage Association REMICS Series 2024-159, Class XS (I/O) (I/F) 1.83% (-30 day USD SOFR Average + 5.500%)(5)	10/20/54	2,363,936	180,407
Government National Mortgage Association, TBA 4.00%(8)	06/01/55	6,225,000	5,827,462
Uniform Mortgage-Backed Security, TBA 2.00%(8)	09/01/51	1,800,000	1,449,457
2.50%(8)	09/01/51	3,675,000	3,092,263
3.00%(8)	11/01/51	1,425,000	1,252,465
3.50%(8)	12/01/51	10,800,000	9,901,406
4.00%(8)	05/01/55	300,000	282,756
4.00%(8)	05/01/55	1,000,000	943,444
5.50%(8)	12/01/55	3,825,000	3,843,131
5.00%(8)	01/01/56	7,900,000	7,789,795
4.50%(8)	01/01/56	1,650,000	1,591,710

Total Residential Mortgage-backed Securities — Agency (Cost: $64,532,391)			64,441,322

Residential Mortgage-backed Securities — Non-Agency — 18.5%
ABFC Trust Series 2007-NC1, Class A2 4.09% (1 mo. USD Term SOFR + 0.414%)(1),(5)	05/25/37	578,858	543,883
ACE Securities Corp. Home Equity Loan Trust Series 2004-IN1, Class A1 4.43% (1 mo. USD Term SOFR + 0.754%)(5)	05/25/34	260,585	248,636
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C 4.31% (1 mo. USD Term SOFR + 0.634%)(5)	03/25/37	1,073,596	438,396
Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22 4.79%(4)	08/25/35	283,253	233,028
Ajax Mortgage Loan Trust Series 2019-F, Class A2 3.50%(1)	07/25/59	1,300,000	1,254,657
Ajax Mortgage Loan Trust Series 2021-D, Class A 6.00%(1)	03/25/60	617,276	618,037
Angel Oak Mortgage Trust Series 2024-11, Class M1A 6.58%(1),(4)	08/25/69	750,000	757,110
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B 3.87% (1 mo. USD Term SOFR + 0.414%)(5)	12/25/36	144,290	141,541
Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1 4.19% (1 mo. USD Term SOFR + 0.514%)(5)	11/25/35	203,142	177,039
Banc of America Funding Trust Series 2006-3, Class 4A14 6.00%	03/25/36	75,287	64,215
Banc of America Funding Trust Series 2006-3, Class 5A3 5.50%	03/25/36	75,614	68,768
BCMSC Trust Series 2000-A, Class A4 8.29%(4)	06/15/30	3,316,690	196,282
Bear Stearns ALT-A Trust Series 2005-3, Class 4A3 4.03%(4)	04/25/35	128,729	126,514
Bear Stearns ARM Trust Series 2003-7, Class 9A 5.75%(4)	10/25/33	130,036	119,342
Bear Stearns ARM Trust Series 2005-9, Class A1 6.42% (1 yr. CMT + 2.300%)(5)	10/25/35	69,261	67,127
Bear Stearns ARM Trust Series 2007-4, Class 22A1 4.24%(4)	06/25/47	466,128	422,363
Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3 5.50%(4)	09/25/35	213,807	203,863
Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1 4.25% (1 mo. USD Term SOFR + 0.574%)(5)	04/25/36	95,681	104,776
Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O) 0.50%	03/25/37	21,176,284	447,218
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B 3.46%	02/25/37	644,476	367,661
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C 3.46%	02/25/37	633,205	361,231
C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3 3.26%	03/25/37	1,043,068	376,482
Carrington Mortgage Loan Trust Series 2006-NC4, Class A4 4.03% (1 mo. USD Term SOFR + 0.354%)(5)	10/25/36	1,250,000	1,105,501
Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3 4.07% (1 mo. USD Term SOFR + 0.394%)(5)	12/25/36	543,848	536,448
CFMT LLC Series 2024-NR1, Class A1 6.41%(1)	11/25/29	764,407	765,599
CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1 5.88%(4)	09/20/34	55,855	17,601
CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O) 0.14%(4)	09/25/36	5,308,253	22,653
CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1 5.09%(4)	04/20/36	479,486	360,092
CHNGE Mortgage Trust Series 2023-1, Class M1 8.06%(1),(4)	03/25/58	460,000	458,194
CIM Trust Series 2021-R3, Class A1A 1.95%(1),(4)	06/25/57	500,418	465,652
CIM Trust Series 2021-R4, Class A1A 2.00%(1),(4)	05/01/61	503,204	477,251
CIM Trust Series 2021-R5, Class A1B 2.00%(1),(4)	08/25/61	1,096,000	739,121

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount	Value
CIM Trust Series 2025-R1, Class A1 5.00%(1)	02/25/99	$667,581	$661,111
Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A 6.48% (1 yr. CMT + 2.400%)(5)	10/25/35	116,713	119,490
Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A 5.10%(4)	10/25/35	271,420	216,652
CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7 6.00%	07/25/36	408,668	362,783
CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8 6.00%	10/25/36	398,743	353,383
COLT Mortgage Loan Trust Series 2025-7, Class B1 6.92%(1),(4)	06/25/70	620,000	621,176
Conseco Finance Securitizations Corp. Series 1999-6, Class A1 7.36%(1),(4)	06/01/30	1,168,866	269,221
COOPR Residential Mortgage Trust Series 2025-CES4, Class B1 6.57%(1),(4)	11/25/60	420,000	419,455
Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC) 5.50%	10/25/35	434,716	296,392
Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O) (I/F) 1.71% (-1 mo. USD Term SOFR + 5.386%)(5)	04/25/36	4,687,561	491,390
Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1 4.69% (1 mo. USD Term SOFR + 1.014%)(5)	10/25/47	325,956	301,486
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1 6.50%	01/25/36	948,046	197,996
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1 3.38%	12/25/32	164,257	161,980
Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2 2.92%	12/25/36	1,607,114	1,301,706
Cross Mortgage Trust Series 2024-H7, Class B1B 7.58%(1),(4)	11/25/69	570,000	569,986
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6 4.17% (1 mo. USD Term SOFR + 0.494%)(5)	02/25/37	219,497	193,669
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2 6.16%(4)	06/25/36	677,524	617,887
DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A 3.99% (1 mo. USD Term SOFR + 0.314%)(5)	10/19/36	289,143	196,609
EFMT Series 2025-CES1, Class B1 7.07%(1),(4)	01/25/60	670,000	675,951
Ellington Financial Mortgage Trust Series 2025-NQM1, Class B1B 7.43%(1),(4)	01/25/70	700,000	700,275
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA6, Class B2 11.16% (30 day USD SOFR Average + 7.500%)(1),(5)	10/25/41	585,000	601,795
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA7, Class B2 11.46% (30 day USD SOFR Average + 7.800%)(1),(5)	11/25/41	470,000	486,080
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R06, Class 2B1 7.53% (30 day USD SOFR Average + 3.864%)(1),(5)	09/25/39	518,376	523,670
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R01, Class 1B2 9.66% (30 day USD SOFR Average + 6.000%)(1),(5)	10/25/41	805,000	821,809
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R02, Class 2B2 9.86% (30 day USD SOFR Average + 6.200%)(1),(5)	11/25/41	650,000	665,108
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R03, Class 1B2 9.16% (30 day USD SOFR Average + 5.500%)(1),(5)	12/25/41	650,000	665,856
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R01, Class 1B2 9.66% (30 day USD SOFR Average + 6.000%)(1),(5)	12/25/41	800,000	821,119
First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C 4.11% (1 mo. USD Term SOFR + 0.434%)(5)	10/25/36	514,924	338,556
First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1 5.39%(4)	12/25/35	110,287	83,328
Fremont Home Loan Trust Series 2005-A, Class M4 4.81% (1 mo. USD Term SOFR + 1.134%)(5)	01/25/35	1,432,275	1,330,936
GCAT Trust Series 2021-NQM6, Class A1 1.86%(1),(4)	08/25/66	778,861	715,048
GCAT Trust Series 2025-NQM1, Class B1 7.07%(1),(4)	11/25/69	650,000	652,265
GCAT Trust Series 2025-NQM4, Class B1 7.20%(1),(4)	06/25/70	560,000	563,096
GreenPoint Manufactured Housing Series 2000-1, Class A4 8.14%(4)	03/20/30	315,566	164,172
GSAA Home Equity Trust Series 2006-13, Class AF6 6.54%	07/25/36	1,040,530	278,636
GSAMP Trust Series 2007-NC1, Class A2C 4.09% (1 mo. USD Term SOFR + 0.414%)(5)	12/25/46	2,042,926	1,013,709
GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1 4.15% (1 mo. USD Term SOFR + 0.474%)(5)	05/25/36	128,803	127,843

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount	Value
GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1 4.11%(4)	05/25/35	$105,764	$77,818
HOMES Trust Series 2024-AFC1, Class B1 6.89%(1),(4)	08/25/59	380,000	380,494
HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12 6.00%	09/25/37	254,203	175,093
IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1 4.76%(4)	10/25/34	186,038	178,591
IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1 3.61%(4)	10/25/35	323,788	258,776
IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1 4.16%(4)	06/25/36	414,977	220,061
IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1 3.31%(4)	05/25/37	498,614	405,293
IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C 4.17% (1 mo. USD Term SOFR + 0.494%)(5)	04/25/37	1,042,983	935,016
JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1 4.10%(4)	05/25/36	292,743	153,032
JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5 6.91%	07/25/36	1,751,148	441,280
JPMorgan Mortgage Trust Series 2004-A6, Class 5A1 5.12%(4)	12/25/34	134,787	134,990
JPMorgan Mortgage Trust Series 2007-S2, Class 1A1 5.00%	06/25/37	145,113	48,140
JPMorgan Resecuritization Trust Series 2015-4, Class 2A2 3.22%(1),(4)	06/26/47	2,493,198	714,452
Knock Issuer Trust Series 2025-1, Class A1 7.12%(1)	02/25/30	620,000	625,637
Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F) 2.76% (-1 mo. USD Term SOFR + 6.436%)(5)	11/25/36	2,866,269	324,956
Lehman XS Trust Series 2006-10N, Class 1A3A 4.21% (1 mo. USD Term SOFR + 0.534%)(5)	07/25/46	295,214	292,733
Lehman XS Trust Series 2006-12N, Class A31A 4.19% (1 mo. USD Term SOFR + 0.514%)(5)	08/25/46	339,238	367,379
Long Beach Mortgage Loan Trust Series 2004-4, Class M1 4.69% (1 mo. USD Term SOFR + 1.014%)(5)	10/25/34	230,516	225,396
MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F) 3.31% (-1 mo. USD Term SOFR + 6.986%)(5)	03/25/36	5,834,445	310,425
MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1 7.00%	10/25/47	1,046,089	407,793
MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4 4.35% (1 mo. USD Term SOFR + 0.674%)(5)	05/25/37	2,000,000	1,737,710
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2 4.21% (1 mo. USD Term SOFR + 0.534%)(5)	04/25/37	436,777	354,017
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B 4.05% (1 mo. USD Term SOFR + 0.374%)(5)	06/25/37	227,222	227,321
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C 4.15% (1 mo. USD Term SOFR + 0.474%)(5)	06/25/37	326,506	327,654
Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A 4.16% (1 mo. USD Term SOFR + 0.484%)(5)	05/25/37	3,635,203	1,051,649
Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1 5.92% (1 yr. CMT + 2.400%)(5)	08/25/36	73,220	63,129
New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2 3.70%(1),(4)	03/27/62	930,000	759,318
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A 4.24%(4)	02/25/36	94,880	60,316
Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1 7.61%(4)	03/15/30	423,461	154,825
Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4 8.15%(4)	09/15/29	1,717,630	177,397
Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4 7.40%(4)	07/15/30	681,680	74,147
Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3 6.61%(4)	06/15/31	1,671,028	89,362
Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3 5.90%(4),(9),(10)	09/15/22	452,931	146,553
PMT Loan Trust Series 2024-INV1, Class A29 6.00%(1),(4)	10/25/59	602,663	608,388
Pretium Mortgage Credit Partners LLC Series 2025-NPL6, Class A1 5.74%(1)	06/25/55	629,322	630,762
PRPM LLC Series 2024-RPL1, Class M1 4.21%(1),(4)	12/25/64	650,000	637,318
PRPM LLC Series 2024-RPL2, Class M1 3.50%(1)	05/25/54	900,000	867,403
RALI Trust Series 2005-QA8, Class CB21 5.10%(4)	07/25/35	266,948	132,923
RALI Trust Series 2006-QS1, Class A3 (PAC) 5.75%	01/25/36	160,503	126,734
RALI Trust Series 2006-QS13, Class 1A2 (I/O) (I/F) 3.37% (-1 mo. USD Term SOFR + 7.046%)(5)	09/25/36	1,618,566	214,347
RALI Trust Series 2006-QS6, Class 1AV (I/O) 0.77%(4)	06/25/36	2,075,754	56,127
RALI Trust Series 2006-QS7, Class A2 6.00%	06/25/36	213,228	170,235
RALI Trust Series 2006-QS8, Class A3 6.00%	08/25/36	382,465	322,430
RALI Trust Series 2007-QS2, Class AV (I/O) 0.51%(4)	01/25/37	4,792,133	51,564

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount		Value
RALI Trust Series 2007-QS3, Class AV (I/O) 0.36%(4)	02/25/37		$5,785,529	$81,467
RALI Trust Series 2007-QS6, Class A62 (TAC) 5.50%	04/25/37		126,401	103,032
RCKT Mortgage Trust Class B1, Series 2024-CES8 7.40%(1)	11/25/44		700,000	710,419
RCKT Mortgage Trust Series 2024-CES6, Class A3 5.99%(1)	09/25/44		800,000	805,098
RCKT Mortgage Trust Series 2024-CES7, Class B1 7.31%(1)	10/25/44		630,000	636,489
Residential Asset Securitization Trust Series 2005-A15, Class 4A1 6.00%	02/25/36		935,594	251,992
Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O) 6.00%	05/25/37		997,530	164,175
RFMSI Trust Series 2006-S9, Class AV (I/O) 0.34%(4)	09/25/36		12,206,405	155,405
Saxon Asset Securities Trust Series 2007-3, Class 2A4 4.28% (1 mo. USD Term SOFR + 0.604%)(5)	09/25/47		1,326,000	1,161,793
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2 2.80%	01/25/36		837,862	718,894
Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C 4.23% (1 mo. USD Term SOFR + 0.554%)(5)	01/25/37		1,494,000	1,026,421
Shamrock Residential DAC Series 2024-1A, Class C 4.12% (1 mo. EUR EURIBOR + 2.200%)(1),(5)	12/24/78	EUR	575,000	660,141
Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1 5.85%(4)	10/25/35		74,499	69,578
Structured Asset Mortgage Investments II Trust Series 2006-AR4, Class 5A1 4.15% (1 mo. USD Term SOFR + 0.474%)(5)	06/25/36		442,693	371,296
VCAT LLC Series 2026-NPL1, Class A1 5.10%(1)	01/25/56		580,058	577,248
Verus Securitization Trust Class B1, Series 2023-5 7.97%(1),(4)	06/25/68		760,000	761,066
Verus Securitization Trust Series 2023-4, Class A1 5.81%(1)	05/25/68		527,639	526,767
Verus Securitization Trust Series 2023-7, Class B1 7.90%(1),(4)	10/25/68		650,000	656,602
Verus Securitization Trust Series 2025-3, Class B1 7.49%(1),(4)	05/25/70		734,000	742,694
WaMu Asset-Backed Certificates Trust Series 2007-HE1, Class 2A3 4.09% (1 mo. USD Term SOFR + 0.414%)(5)	01/25/37		1,402,597	633,961
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F) 2.28% (-1 mo. USD Term SOFR + 5.956%)(5)	06/25/37		1,050,290	105,165
Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4 5.80%(4)	04/25/37		$55,859	50,017

Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $62,736,837)				57,556,609

Total Mortgage-Backed Securities (Cost: $164,538,864)				156,276,674

CORPORATE BONDS — 20.0%
Aerospace & Defense — 0.4%
General Electric Co. 4.39% (3 mo. USD Term SOFR + 0.742%)(5)	08/15/36		735,000	691,826
TransDigm, Inc. 6.00%(1)	01/15/33		260,000	260,351
6.38%(1)	05/31/33		360,000	359,219

				1,311,396

Agriculture — 0.3%
Altria Group, Inc. 4.88%	02/04/28		195,000	196,765
Imperial Brands Finance PLC (United Kingdom) 4.50%(1)	06/30/28		500,000	500,450
6.13%(1)	07/27/27		125,000	127,546

				824,761

Airlines — 0.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75%(1)	04/20/29		150,000	148,959
JetBlue Airways Corp./JetBlue Loyalty LP 9.88%(1)	09/20/31		13,000	12,299
JetBlue Pass-Through Trust Series 2020-1, Class A 4.00%	05/15/34		538,252	508,034

				669,292

Auto Manufacturers — 0.1%
Volkswagen International Finance NV (Germany) 7.88% (9 yr. EUR Swap + 4.783%)(5),(6),(11)	09/06/32	EUR	200,000	255,182

Auto Parts & Equipment — 0.0%
Robert Bosch GmbH 4.38%(6)	06/02/43	EUR	100,000	110,562

Banks — 2.1%
Bank of America Corp. 1.92% (1 day USD SOFR + 1.370%)(5)	10/24/31		70,000	62,056
2.30% (1 day USD SOFR + 1.220%)(5)	07/21/32		145,000	128,013
2.65% (1 day USD SOFR + 1.220%)(5)	03/11/32		45,000	40,822
3.42% (3 mo. USD Term SOFR + 1.302%)(5)	12/20/28		395,000	388,088
4.38% (5 yr. CMT + 2.760%)(5),(11)	01/27/27		140,000	137,938
Citigroup, Inc. 2.52% (1 day USD SOFR + 1.177%)(5)	11/03/32		515,000	454,910
6.63% (5 yr. CMT + 3.001%)(5),(11)	02/15/31		140,000	140,080
Goldman Sachs Group, Inc. 1.54% (1 day USD SOFR + 0.818%)(5)	09/10/27		1,350,000	1,332,571

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount		Value
HSBC Holdings PLC (United Kingdom) 2.36% (1 day USD SOFR + 1.947%)(5)	08/18/31		$55,000	$49,627
JPMorgan Chase & Co. 1.58% (1 day USD SOFR + 0.885%)(5)	04/22/27		425,000	424,311
1.76% (3 mo. USD Term SOFR + 1.105%)(5)	11/19/31		160,000	140,448
2.07% (1 day USD SOFR + 1.015%)(5)	06/01/29		660,000	628,003
4.95% (1 day USD SOFR + 1.340%)(5)	10/22/35		90,000	89,015
5.50% (1 day USD SOFR + 1.315%)(5)	01/24/36		15,000	15,371
Morgan Stanley 2.24% (1 day USD SOFR + 1.178%)(5)	07/21/32		410,000	359,119
Morgan Stanley Private Bank NA 4.20% (1 day USD SOFR + 0.780%)(5)	11/17/28		270,000	269,120
4.47% (1 day USD SOFR + 1.020%)(5)	11/19/31		220,000	216,779
4.73% (1 day USD SOFR + 1.080%)(5)	07/18/31		200,000	199,496
PNC Financial Services Group, Inc. 3.40% (5 yr. CMT + 2.595%)(5),(11)	09/15/26		130,000	128,077
Santander U.K. Group Holdings PLC (United Kingdom) 1.67% (1 day USD SOFR + 0.989%)(5)	06/14/27		55,000	54,658
U.S. Bancorp 5.08% (1 day USD SOFR + 1.296%)(5)	05/15/31		225,000	228,251
Wells Fargo & Co. 2.39% (1 day USD SOFR + 2.100%)(5)	06/02/28		805,000	785,817
2.57% (3 mo. USD Term SOFR + 1.262%)(5)	02/11/31		190,000	175,910
3.35% (1 day USD SOFR + 1.500%)(5)	03/02/33		20,000	18,357

				6,466,837

Beverages — 0.2%
Becle SAB de CV (Mexico) 2.50%(1)	10/14/31		395,000	338,476
Maple Parent Holdings Corp. 4.73%(1)	03/26/35	EUR	105,000	120,947
Primo Water Holdings, Inc./Triton Water Holdings, Inc. 6.25%(1)	04/01/29		125,000	125,265

				584,688

Biotechnology — 0.0%
Amgen, Inc. 5.65%	03/02/53		60,000	58,145

Chemicals — 0.2%
International Flavors & Fragrances, Inc. 2.30%(1)	11/01/30		725,000	645,569
3.27%(1)	11/15/40		15,000	11,236

				656,805

Commercial Services — 0.7%
AA Bond Co. Ltd. (United Kingdom) 5.50%(6)	07/31/50	GBP	100,000	127,981
Allied Universal Holdco LLC 7.88%(1)	02/15/31		$125,000	129,044
Global Payments, Inc. 4.50%	11/15/28		375,000	371,602
Grand Canyon University 5.13%	10/01/28		250,000	248,633
RAC Bond Co. PLC (United Kingdom) 8.25%(6)	05/06/46	GBP	100,000	139,572
Raven Acquisition Holdings LLC 6.88%(1)	11/15/31		125,000	121,291
Rentokil Terminix Funding LLC 5.00%(1)	04/28/30		235,000	236,046
Rollins, Inc. 5.25%	02/24/35		370,000	369,497
Upbound Group, Inc. 6.38%(1)	02/15/29		125,000	121,515
VT Topco, Inc. 8.50%(1)	08/15/30		230,000	234,119

				2,099,300

Computers — 0.2%
Dell International LLC/EMC Corp. 4.75%	04/01/28		370,000	372,657
Gartner, Inc. 3.75%(1)	10/01/30		50,000	45,714
NCR Voyix Corp. 5.13%(1)	04/15/29		128,000	122,751

				541,122

Cosmetics/Personal Care — 0.1%
Edgewell Personal Care Co. 5.50%(1)	06/01/28		133,000	132,328
Opal Bidco SAS (France) 6.50%(1)	03/31/32		193,000	193,446

				325,774

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 3.88%	01/23/28		130,000	128,755
Air Lease Corp. 3.63%	12/01/27		120,000	118,248
American Express Co. 3.55% (5 yr. CMT + 2.854%)(5),(11)	09/15/26		145,000	143,370
4.92% (1 day USD SOFR + 1.220%)(5)	07/20/33		150,000	150,546
Avolon Holdings Funding Ltd. (Ireland) 2.53%(1)	11/18/27		179,000	173,097
EZCORP, Inc. 7.38%(1)	04/01/32		225,000	234,947
GGAM Finance Ltd. (Ireland) 8.00%(1)	02/15/27		115,000	116,098
8.00%(1)	06/15/28		117,000	121,428
Jane Street Group/JSG Finance, Inc. 6.75%(1)	05/01/33		315,000	319,914
7.13%(1)	04/30/31		96,000	98,921
Lseg U.S. Fin Corp. (United Kingdom) 5.25%(1)	03/23/36		125,000	123,854

				1,729,178

Electric — 1.5%
Alliant Energy Corp. 5.75% (5 yr. CMT + 2.077%)(5)	04/01/56		505,000	491,047

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount		Value
Alliant Energy Finance LLC 3.60%(1)	03/01/32		$535,000	$494,902
Alpha Generation LLC 6.25%(1)	01/15/34		195,000	192,568
American Electric Power Co., Inc. 5.80% (5 yr. CMT + 2.128%)(5)	03/15/56		755,000	745,729
Amprion GmbH (Germany) 4.58%(6)	01/15/46	EUR	100,000	112,927
Ausgrid Finance Pty. Ltd. (Australia) 5.95%(6)	12/10/35	AUD	150,000	100,497
CenterPoint Energy, Inc. 5.95% (5 yr. CMT + 2.223%)(5)	04/01/56		205,000	202,827
Dominion Energy, Inc. 6.00% (5 yr. CMT + 2.262%)(5)	02/15/56		600,000	596,178
Electricite de France SA 4.75%(6)	06/17/44	EUR	400,000	456,501
7.38% (5 yr. U.K. Government Bond + 3.775%)(5),(6),(11)	06/17/35	GBP	100,000	132,855
Elia Group SA (Belgium) 3.88%(6)	06/11/31	EUR	100,000	115,145
Enel SpA (Italy) 4.50% (5 yr. EURIBOR ICE Swap + 1.821%)(5),(6),(11)	10/14/34	EUR	100,000	109,169
Entergy Corp. 5.88% (5 yr. CMT + 2.179%)(5)	06/15/56		300,000	296,163
Southern Co. 6.00% (5 yr. CMT + 1.993%)(5)	04/01/58		365,000	367,040
Vistra Operations Co. LLC 6.88%(1)	04/15/32		115,000	119,085

				4,532,633

Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc. 6.00%(1)	09/15/33		250,000	234,567
WESCO Distribution, Inc. 5.25%(1)	04/15/31		175,000	174,064

				408,631

Electronics — 0.1%
Amphenol Corp. 4.63%	02/15/36		250,000	241,845

Engineering & Construction — 0.1%
Heathrow Funding Ltd. (United Kingdom) 3.88%(6)	01/16/38	EUR	120,000	134,001
Sydney Airport Finance Co. Pty. Ltd. 5.90%(6)	04/19/34	AUD	70,000	47,383

				181,384

Entertainment — 0.5%
Banijay Entertainment SAS (France) 8.13%(1)	05/01/29		200,000	206,536
Caesars Entertainment, Inc. 6.50%(1)	02/15/32		125,000	123,696
Discovery Global Holdings, Inc.
5.05%	03/15/42		8,000	5,350
5.14%	03/15/52		69,000	41,897
FDJ UNITED (France) 3.38%(6)	11/21/33	EUR	100,000	110,839
Flutter Treasury DAC (Ireland) 6.13%(6)	06/04/31	GBP	125,000	160,085
Great Canadian Gaming Corp./Raptor LLC (Canada) 8.75%(1)	11/15/29		63,000	61,487
Ontario Gaming GTA LP/OTG Co-Issuer, Inc. (Canada) 8.00%(1)	08/01/30		147,000	141,067
Penn Entertainment, Inc. 5.63%(1)	01/15/27		165,000	164,786
Rivers Enterprise Borrower LLC 6.25%(1)	10/15/30		250,000	249,830
Voyager Parent LLC 9.25%(1)	07/01/32		245,000	255,560

				1,521,133

Environmental Control — 0.1%
GFL Environmental, Inc. 4.00%(1)	08/01/28		250,000	243,440
Seche Environnement SACA 5.87% (5 yr. EURIBOR ICE Swap + 3.707%)(5),(6),(11)	01/09/31	EUR	100,000	112,509

				355,949

Food — 0.6%
JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings 3.75%	12/01/31		540,000	506,266
Kraft Heinz Foods Co. 6.38%	07/15/28		210,000	217,506
Pilgrim’s Pride Corp. 6.25%	07/01/33		700,000	731,724
Post Holdings, Inc. 4.63%(1)	04/15/30		505,000	486,113

				1,941,609

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
9.38%(1)	06/01/28		271,000	278,713
9.50%(1)	06/01/30		195,000	206,877
National Gas Transmission PLC (United Kingdom) 4.25%(6)	04/05/30	EUR	215,000	253,259
Nortegas Energia Grupo SL (Spain) 4.13%(6)	01/21/33	EUR	100,000	111,720
Redexis SA 4.38%(6)	05/30/31	EUR	100,000	115,787

				966,356

Health Care-Products — 0.3%
Medline Borrower LP 3.88%(1)	04/01/29		870,000	842,395
Sartorius Finance BV (Germany) 4.88%(6)	09/14/35	EUR	200,000	238,547

				1,080,942

Health Care-Services — 1.1%
Centene Corp. 3.00%	10/15/30		248,000	217,370
Elevance Health, Inc. 5.00%	01/15/36		425,000	416,577
HCA, Inc.
5.63%	09/01/28		100,000	102,044
7.05%	12/01/27		235,000	244,228
HealthEquity, Inc. 4.50%(1)	10/01/29		265,000	256,663
Humana, Inc. 5.55%	05/01/35		200,000	197,978

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount		Value
Kedrion SpA (Italy) 6.50%(1)	09/01/29		$415,000	$400,512
ModivCare, Inc. 1.00%(1),(3),(10)	10/01/29		537,600	8,064
Molina Healthcare, Inc.
6.25%(1)	01/15/33		67,000	65,007
6.50%(1)	02/15/31		83,000	81,894
Option Care Health, Inc. 4.38%(1)	10/31/29		275,000	265,856
Star Parent, Inc. 9.00%(1)	10/01/30		375,000	390,353
Tenet Healthcare Corp. 5.13%	11/01/27		490,000	490,323
UnitedHealth Group, Inc. 5.63%	07/15/54		370,000	352,636

				3,489,505

Household Products/Wares — 0.1%
Spectrum Brands, Inc. 3.88%(1)	03/15/31		435,000	377,471

Housewares — 0.1%
Central Garden & Pet Co.
4.13%(1)	04/30/31		100,000	93,379
4.13%	10/15/30		24,000	22,689
Newell Brands, Inc. 7.38%	04/01/36		165,000	152,460

				268,528

Insurance — 0.4%
Acrisure LLC/Acrisure Finance, Inc. 7.50%(1)	11/06/30		275,000	275,709
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.50%(1)	10/01/31		44,000	43,444
7.00%(1)	01/15/31		26,000	26,237
7.38%(1)	10/01/32		18,000	17,702
Athene Global Funding 1.61%(1)	06/29/26		240,000	238,375
Farmers Exchange Capital 7.05%(1)	07/15/28		500,000	519,535
Farmers Insurance Exchange 4.75% (3 mo. USD LIBOR + 3.231%)(1),(5)	11/01/57		5,000	4,195
HUB International Ltd. 7.38%(1)	01/31/32		104,000	106,142

				1,231,339

Internet — 1.5%
Airbnb, Inc. 5.25%	03/16/36		245,000	245,154
Alphabet, Inc.
3.50%	11/06/38	EUR	100,000	109,354
4.00%	11/06/44	EUR	155,000	170,101
4.80%	02/15/36		170,000	169,293
Amazon.com, Inc.
4.85%	03/16/64	EUR	385,000	441,077
4.88%	03/13/36		170,000	168,485
5.80%	03/13/56		395,000	394,214
Cerved Group SpA (Italy) 7.40% (3 mo. EUR EURIBOR + 5.250%)(5),(6)	02/15/29	EUR	575,000	582,139
Getty Images, Inc. 10.50%(1)	11/15/30		125,000	113,021
ION Platform Finance U.S., Inc./ION Platform Finance SARL 8.75%(1)	05/01/29		200,000	186,084
Meta Platforms, Inc.
4.60%	11/15/32		$995,000	984,911
4.88%	11/15/35		400,000	392,568
5.63%	11/15/55		185,000	173,523
Snap, Inc.
6.88%(1)	03/01/33		200,000	189,524
6.88%(1)	03/15/34		290,000	272,907

				4,592,355

Investment Companies — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
9.00%	06/15/30		244,000	229,363
9.75%	01/15/29		85,000	83,718
10.00%(1)	11/15/29		49,000	48,262

				361,343

Leisure Time — 0.0%
Sabre GLBL, Inc.
10.75%(1)	03/15/30		25,000	20,903
10.75%(1)	11/15/29		20,000	17,134

				38,037

Lodging — 0.3%
Hyatt Hotels Corp. 5.05%	03/30/28		310,000	313,274
Las Vegas Sands Corp. 5.63%	06/15/28		490,000	496,737
MGM Resorts International 6.50%	04/15/32		75,000	75,761

				885,772

Machinery-Construction & Mining — 0.1%
Eaton Capital ULC
3.55%	03/10/34	EUR	105,000	118,752
4.00%	03/10/38	EUR	100,000	114,147

				232,899

Machinery-Diversified — 0.0%
Oregon Tool Lux LP 7.88%(1)	10/15/29		228,735	40,198

Media — 1.0%
Belo Corp. 7.25%	09/15/27		115,000	118,468
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%(1)	02/01/31		215,000	195,869
5.38%(1)	06/01/29		250,000	246,805
7.00%(1)	02/01/33		61,000	61,304
Charter Communications Operating LLC/Charter Communications Operating Capital
2.80%	04/01/31		165,000	148,145
3.70%	04/01/51		198,000	122,964
5.75%	04/01/48		220,000	184,279
6.65%	02/01/34		170,000	177,480
CSC Holdings LLC
6.50%(1)	02/01/29		418,000	267,173
11.75%(1)	01/31/29		191,000	138,425
DISH DBS Corp. 7.75%	07/01/26		75,000	74,871
DISH Network Corp. 11.75%(1)	11/15/27		150,000	154,629
Midcontinent Communications 8.00%(1)	08/15/32		75,000	70,180

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount		Value
Sinclair Television Group, Inc. 8.13%(1)	02/15/33		$195,000	$198,900
Sirius XM Radio LLC 5.00%(1)	08/01/27		205,000	204,793
Virgin Media O2 Vendor Financing Notes VI DAC 8.50%(1)	03/15/33		161,000	140,487
Virgin Media Secured Finance PLC (United Kingdom) 5.50%(1)	05/15/29		140,000	134,351
VZ Secured Financing BV (Netherlands) 5.00%(1)	01/15/32		615,000	529,109

				3,168,232

Miscellaneous Manufacturers — 0.1%
Dyno Nobel Ltd. (Australia) 5.40%	11/08/32	AUD	180,000	118,445
Smiths Group PLC (United Kingdom) 3.63%(6)	11/13/33	EUR	110,000	122,283

				240,728

Office/Business Equipment — 0.1%
Xerox Corp. 10.25%(1)	10/15/30		255,000	198,900

Oil & Gas — 0.2%
KazMunayGas National Co. JSC (Kazakhstan) 3.50%(6)	04/14/33		200,000	178,854
Sunoco LP
5.63%(1)	07/15/34		40,000	39,399
7.88% (5 yr. CMT + 4.230%)(1),(5),(11)	09/18/30		375,000	382,658
Transocean International Ltd. 8.75%(1)	02/15/30		70,000	73,081

				673,992

Oil & Gas Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp. 6.63%(1)	09/01/32		250,000	255,450
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc. 4.74%	03/11/46	EUR	105,000	119,904
Kodiak Gas Services LLC 6.50%(1)	10/01/33		250,000	252,695

				628,049

Packaging & Containers — 0.3%
Amcor Flexibles North America, Inc. 4.80%	03/17/28		140,000	140,925
Amcor U.K. Finance PLC (Australia) 3.75%	02/20/33	EUR	225,000	250,555
Ardagh Group SA 9.50%(1)	12/01/30		30,000	31,380
Ardagh Group SA (5.50% Cash or 6.50% PIK) due 5/30/26 12.00%(1)	12/01/30		85,000	71,509
Berry Global, Inc.
1.65%	01/15/27		149,000	145,931
4.88%(1)	07/15/26		40,000	40,012
5.50%	04/15/28		95,000	96,849
5.65%	01/15/34		30,000	30,693
Graphic Packaging International LLC 6.38%(1)	07/15/32		70,000	69,873
Sealed Air Corp. 6.50%(1)	07/15/32		70,000	74,027

				951,754

Pharmaceuticals — 0.8%
1261229 BC Ltd. 10.00%(1)	04/15/32		240,000	244,668
Bayer U.S. Finance II LLC (Germany) 4.63%(1)	06/25/38		$515,000	460,039
CVS Health Corp.
4.78%	03/25/38		50,000	46,093
6.75% (5 yr. CMT + 2.516%)(5)	12/10/54		375,000	378,761
Grifols SA (Spain) 7.50%(6)	05/01/30	EUR	203,000	242,258
Jazz Securities DAC 4.38%(1)	01/15/29		460,000	447,654
Novartis Capital Corp. 4.90%	03/18/36		365,000	364,234
Teva Pharmaceutical Finance Netherlands III BV (Israel) 6.00%	12/01/32		309,000	317,683
Teva Pharmaceutical Finance Netherlands IV BV (Israel) 5.75%	12/01/30		58,000	58,908

				2,560,298

Pipelines — 0.7%
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.50%(1)	06/15/31		200,000	195,558
Energy Transfer LP 6.63% (3 mo. USD Term SOFR + 4.417%)(5),(11)	02/15/28		634,000	632,269
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29		275,000	276,238
7.13%(1)	07/01/33		167,000	168,523
ITT Holdings LLC 6.50%(1)	08/01/29		100,000	97,548
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.38%(1)	02/15/32		210,000	217,123
Venture Global LNG, Inc. 9.00% (5 yr. CMT + 5.440%)(1),(5),(11)	09/30/29		203,000	202,267
Venture Global Plaquemines LNG LLC
6.50%(1)	01/15/34		38,000	39,645
6.75%(1)	01/15/36		258,000	273,297

				2,102,468

Real Estate — 0.3%
Blackstone Property Partners Europe Holdings SARL (Luxembourg) 1.00%(6)	05/04/28	EUR	150,000	163,139
DVI Deutsche Vermoegens- & Immobilienverwaltungs GmbH 4.88%(6)	08/21/30	EUR	100,000	114,797
Finco Opal Sarl (Luxemburg) 9.76% (3 mo. EUR EURIBOR + 7.750%)(5),(6)	03/02/30	EUR	500,000	570,103
Vonovia SE (Germany)
1.50%(6)	06/14/41	EUR	200,000	147,804
5.72%(6)	09/03/35	AUD	60,000	38,850
Zhenro Properties Group Ltd. (China) 6.63%(6),(10)	01/07/26		200,000	828

				1,035,521

REIT — 1.3%
American Assets Trust LP 3.38%	02/01/31		270,000	243,610
American Tower Corp.
2.90%	01/15/30		495,000	465,181
5.90%	11/15/33		245,000	256,672
Americold Realty Operating Partnership LP 5.60%	05/15/32		370,000	365,394

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount		Value
Digital Dutch Finco BV (REIT) 3.88%(6)	03/15/35	EUR	135,000	$148,260
Equinix Asia Financing Corp. Pte. Ltd. (REIT) 4.40%	03/15/31		130,000	127,404
Equinix Europe 2 Financing Corp. LLC (REIT) 3.63%	11/22/34	EUR	155,000	169,227
Extra Space Storage LP 2.40%	10/15/31		56,000	49,058
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		55,000	55,538
5.75%	06/01/28		345,000	350,703
Healthcare Realty Holdings LP 3.10%	02/15/30		130,000	122,382
Host Hotels & Resorts LP (REIT) 5.70%	06/15/32		105,000	107,726
Hudson Pacific Properties LP
3.95%	11/01/27		313,000	296,583
5.95%	02/15/28		5,000	4,750
Invitation Homes Operating Partnership LP 2.00%	08/15/31		95,000	81,486
Iron Mountain Information Management Services, Inc. 5.00%(1)	07/15/32		420,000	397,039
LXP Industrial Trust 2.70%	09/15/30		275,000	251,006
Phillips Edison Grocery Center Operating Partnership I LP (REIT) 4.75%	03/15/33		245,000	239,029
VICI Properties LP/VICI Note Co., Inc. 4.50%(1)	01/15/28		33,000	32,808
VICI Properties LP/VICI Notes Co., Inc.
3.88%(1)	02/15/29		50,000	48,621
4.13%(1)	08/15/30		7,000	6,711
WP Carey, Inc. (REIT) 3.75%	05/10/35	EUR	155,000	167,286

				3,986,474

Retail — 0.6%
Asbury Automotive Group, Inc. 4.63%(1)	11/15/29		50,000	48,366
BCPE Flavor Debt Merger Sub LLC & BCPE Flavor Issuer, Inc. 9.50%(1)	07/01/32		190,000	171,562
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%(1)	04/01/29		130,000	124,722
9.25%(1)	01/15/31		352,000	367,474
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.75%(1)	01/15/30		40,000	37,392
FirstCash, Inc. 5.63%(1)	01/01/30		280,000	278,457
HOA RoyaltyCo LLC Series 2025-1, Class A-2I 4.72%(1),(7),(10)	11/22/55		566,849	11,337
Michaels Cos., Inc.
8.50%(1)	03/15/33		265,000	258,394
11.00%(1)	03/15/34		25,000	23,359
Papa John’s International, Inc. 3.88%(1)	09/15/29		135,000	128,894
Staples, Inc. 10.75%(1)	09/01/29		55,000	51,113
Stonegate Pub Co. Financing PLC (United Kingdom) 8.62% (3 mo. EUR EURIBOR + 6.625%)(5),(6)	07/31/29	EUR	100,000	112,967
Suburban Propane Partners LP/Suburban Energy Finance Corp. 6.50%(1)	12/15/35		$250,000	243,582

				1,857,619

Semiconductors — 0.1%
Foundry JV Holdco LLC 5.50%(1)	01/25/31		70,000	71,572
Intel Corp.
2.00%	08/12/31		205,000	177,630
5.70%	02/10/53		25,000	23,041

				272,243

Software — 0.9%
Cloud Software Group, Inc. 8.25%(1)	06/30/32		277,000	263,435
Fiserv, Inc.
4.55%	02/15/31		125,000	122,470
5.25%	08/11/35		215,000	209,131
5.45%	03/15/34		215,000	213,970
5.63%	08/21/33		65,000	65,718
Open Text Corp. (Canada) 6.90%(1)	12/01/27		580,000	596,205
Open Text Holdings, Inc. (Canada) 4.13%(1)	12/01/31		270,000	230,431
Paychex, Inc. 5.35%	04/15/32		250,000	251,400
RingCentral, Inc. 8.50%(1)	08/15/30		115,000	120,369
Salesforce, Inc.
4.65%	03/15/29		120,000	120,244
5.55%	03/15/36		245,000	244,321
TeamSystem SpA (Italy) 5.00%(6)	07/01/31	EUR	110,000	117,243
UKG, Inc. 6.88%(1)	02/01/31		125,000	122,638

				2,677,575

Telecommunications — 0.8%
Altice Financing SA (Luxembourg) 9.63%(1)	07/15/27		366,000	270,796
Altice France SA
6.50%(1)	04/15/32		69,261	65,546
9.50%(1)	11/01/29		51,656	52,313
EchoStar Corp. 10.75%	11/30/29		80,000	86,483
Global Switch Finance BV (United Kingdom) 1.38%(6)	10/07/30	EUR	315,000	335,167
T-Mobile USA, Inc. 5.00%	02/15/36		1,080,000	1,063,390
Vmed O2 U.K. Financing I PLC (United Kingdom) 4.75%(1)	07/15/31		271,000	233,415
Windstream Services LLC/Windstream Escrow Finance Corp. 8.25%(1)	10/01/31		83,000	87,000
Zayo Group Holdings, Inc. (5.75% Cash or 0.50% PIK) due 3/29/27 9.25%(1)	03/09/30		176,909	175,906

				2,370,016

Transportation — 0.1%
Aurizon Network Pty. Ltd. (Australia) 2.90%(6)	09/02/30	AUD	290,000	174,928

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Issues	Maturity Date	Principal Amount		Value
Pacific National Finance Pty. Ltd. (Australia) 3.70%	09/24/29	AUD	280,000	$174,779

				349,707

Water — 0.2%
DWR Cymru Financing U.K. PLC 2.38%(6)	03/31/34	GBP	125,000	122,873
Severn Trent Utilities Finance PLC 3.88%(6)	08/04/37	EUR	105,000	116,471
United Utilities Water Finance PLC (United Kingdom) 3.75%(6)	05/23/34	EUR	115,000	129,932
Yorkshire Water Finance PLC (United Kingdom) 6.38%(6)	11/18/34	GBP	180,000	239,543

				608,819

Total Corporate Bonds (Cost: $69,429,805)				62,063,366

FOREIGN GOVERNMENT BONDS — 3.0%
Abu Dhabi Government International Bonds 5.50%(1)	04/30/54		200,000	191,292
Brazil Government International Bonds 6.13%	03/15/34		200,000	199,890
Colombia Government International Bonds 8.00%	11/14/35		200,000	209,602
Guatemala Government Bonds
3.70%(6)	10/07/33		200,000	174,574
6.25%(6)	08/15/36		200,000	204,184
Kuwait International Government Bonds 4.65%(1)	10/09/35		300,000	287,730
Mexico Government International Bonds 5.63%	09/22/35		284,000	274,685
New South Wales Treasury Corp. 5.25%(6)	02/24/38	AUD	965,000	632,198
Qatar Government International Bonds 5.10%(1)	04/23/48		200,000	184,176
Queensland Treasury Corp. 5.25%(6)	08/13/38	AUD	335,000	217,983
Saudi Government International Bonds 4.88%(1)	01/12/36		300,000	291,588
Treasury Corp. of Victoria 2.00%	11/20/37	AUD	330,000	153,167
U.K. Gilts 4.38%(6)	03/07/28	GBP	4,830,000	6,371,356

Total Foreign Government Bonds (Cost: $9,484,966)				9,392,425

U.S. TREASURY SECURITIES — 0.3%
U.S. Treasury Notes
3.38%	02/29/28		23,000	22,822
3.88%	03/31/28		665,000	666,052
3.88%	03/31/31		260,000	259,188

Total U.S. Treasury Securities (Cost: $946,044)				948,062

BANK LOANS — 0.1%
Health Care-Services — 0.1%
ModivCare Buyer LLC Super Senior Term Loan 7.95% (3 mo. USD Term SOFR + 4.250%)(5)	12/29/30		169,575	170,141
ModivCare Buyer LLC Takeback Term Loan 7.95% (3 mo. USD Term SOFR + 4.250%)(5)	12/30/32		104,455	98,187

				268,328

Machinery-Diversified — 0.0%
Oregon Tool, Inc. 2025 2nd Lien Term Loan 7.91% (3 mo. USD Term SOFR + 4.000%)(5)	10/15/29		$237,630	168,815

Total Bank Loans (Cost: $507,623)				437,143

Total Fixed Income Securities (Cost: $280,855,904)				260,368,866

CONVERTIBLE SECURITIES — 0.2%
CONVERTIBLE CORPORATE BONDS — 0.2%
Beverages — 0.1%
Davide Campari-Milano NV (Italy) 2.38%(6)	01/17/29	EUR	200,000	224,467

Commercial Services — 0.0%
Worldline SA (France) 0.00%(3),(6)	07/30/26	EUR	43,241	50,572

Engineering & Construction — 0.0%
Cellnex Telecom SA 0.75%(6)	11/20/31	EUR	200,000	205,276

Internet — 0.1%
Delivery Hero SE 1.50%(6)	01/15/28	EUR	200,000	215,187

Total Convertible Corporate Bonds (Cost: $686,133)				695,502

Total Convertible Securities (Cost: $686,133)				695,502

COMMON STOCK — 1.6%
		Shares

Agriculture — 0.3%
British American Tobacco PLC (SP ADR) (United Kingdom)			15,706	918,330

Health Care-Services — 0.0%
ModivCare, Inc.(12)			16,996	110,474

Packaging & Containers — 0.0%
Ardagh Holdings SA(12)			13,307	98,139

REIT — 1.0%
AGNC Investment Corp.			144,641	1,450,749
Annaly Capital Management, Inc.			41,441	876,477
Redwood Trust, Inc.			61,963	347,612
Rithm Capital Corp.			55,339	524,614

				3,199,452

Telecommunications — 0.3%
Verizon Communications, Inc.			15,224	764,245

Total Common Stock (Cost: $6,253,594)				5,090,640

INVESTMENT COMPANIES — 10.2%
TCW Private Asset Income Fund — I Class(13)			3,186,649	31,770,890

Total Investment Companies (Cost: $31,815,539)				31,770,890

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Security	Shares	Value
MONEY MARKET INVESTMENTS — 14.6%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.60%(14)	1,734,327	$1,734,327
TCW Central Cash Fund, 3.69%(13),(14)	43,666,318	43,666,318

Total Money Market Investments (Cost: $45,400,645)		45,400,645

Total Investments (110.4%) (Cost: $365,011,815)		343,326,543

Liabilities In Excess Of Other Assets (-10.4%)		(32,404,410)

Net Assets (100.0%)		$310,922,133

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
220	5-Year U.S. Treasury Note Futures	06/30/26	$24,101,182	$23,799,531	$(301,651)

			$24,101,182	$23,799,531	$(301,651)

Short Futures
17	10-Year Australian Bond Futures	06/15/26	$(1,256,062)	$(1,254,610)	$1,452
278	10-Year U.S. Treasury Note Futures	06/18/26	(32,128,841)	(31,557,344)	571,497
126	2-Year U.S. Treasury Note Futures	06/30/26	(26,326,836)	(26,138,109)	188,727
15	3-Year Australian Bond Futures	06/15/26	(1,067,196)	(1,064,899)	2,297
6	30-Year Euro-Buxl Futures	06/08/26	(770,559)	(762,249)	8,310
23	Euro Schatz Futures	06/08/26	(2,818,813)	(2,802,438)	16,375
8	Euro-Bobl Futures	06/08/26	(1,073,159)	(1,063,987)	9,172
20	Euro-Bund Futures	06/08/26	(2,963,053)	(2,889,487)	73,566
5	Long Gilt Futures	06/26/26	(608,505)	(578,843)	29,662
85	U.S. Ultra Long Bond Futures	06/18/26	(10,197,522)	(9,907,813)	289,709

			$(79,210,546)	$(78,019,779)	$1,190,767

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for USD	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY(15)
JP Morgan Chase Bank	AUD	2,617,301	04/01/26	$1,801,750	$1,792,589	$(9,161)
Citibank N.A.	EUR	245,270	04/01/26	283,846	282,599	(1,247)
Goldman Sachs & Co.	EUR	9,447,070	04/01/26	10,899,947	10,884,912	(15,035)
Citibank N.A.	GBP	7,307,942	04/01/26	9,730,524	9,636,978	(93,546)

				$22,716,067	$22,597,078	$(118,989)

SELL(16)
Citibank N.A.	AUD	150,915	04/01/26	$101,625	$103,362	$(1,737)
Goldman Sachs & Co.	AUD	152,695	04/01/26	101,965	104,581	(2,616)
JP Morgan Chase Bank	AUD	2,313,691	04/01/26	1,552,871	1,584,647	(31,776)
JP Morgan Chase Bank	AUD	2,536,776	06/26/26	1,743,388	1,735,235	8,153
JP Morgan Chase Bank	EUR	1,000,794	04/01/26	1,170,224	1,153,114	17,110
Barclays Capital	EUR	299,972	04/01/26	353,099	345,628	7,471
Bank Of America	EUR	6,442,105	04/01/26	7,583,588	7,422,593	160,995
Citibank N.A.	EUR	928,761	04/01/26	1,094,118	1,070,117	24,001
Bank of New York	EUR	811,181	04/01/26	953,845	934,643	19,202
Goldman Sachs & Co.	EUR	209,526	04/01/26	244,335	241,416	2,919
Goldman Sachs & Co.	EUR	9,341,893	06/26/26	10,806,780	10,805,158	1,622
Bank of New York	EUR	187,522	06/26/26	216,731	216,894	(163)
JP Morgan Chase Bank	GBP	1,237,827	04/01/26	1,651,911	1,632,321	19,590
Bank of New York	GBP	2,343,662	04/01/26	3,172,738	3,090,585	82,153
Citibank N.A.	GBP	102,081	04/01/26	137,065	134,614	2,451
Goldman Sachs & Co.	GBP	3,624,372	04/01/26	4,795,606	4,779,457	16,149
Citibank N.A.	GBP	7,307,942	06/26/26	9,727,309	9,634,062	93,247

				$45,407,198	$44,988,427	$418,771

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

Notes to the Schedule of Investments:
ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
AUD	Australian Dollar.
CLO	Collateralized Loan Obligation.
CMT	Constant Maturity Treasury Index.
EUR	Euro Currency.
EURIBOR	Euro Interbank Offered Rate.
GBP	British Pound Sterling.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
PIK	Payment In Kind.
REMIC	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SONIA	Sterling Overnight Index Average.
STACR	Structured Agency Credit Risk.
STRIPS	Separate Trading of Registered Interest and Principal Securities.
TAC	Target Amortization Class.
TBA	To Be Announced.
USD	United States Dollar.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2026, the value of these securities amounted to $107,970,173 or 34.7% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(3)	Security is not accruing interest.
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2026.
(6)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At March 31, 2026, the value of these securities amounted to $18,610,104 or 6.0% of net assets.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(8)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(9)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of March 31, 2026.
(10)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(11)	Perpetual maturity.
(12)	Non-income producing security.
(13)	Affiliated issuer.
(14)	Rate disclosed is the 7-day net yield as of March 31, 2026.
(15)	Fund buys foreign currency, sells USD.
(16)	Fund sells foreign currency, buys USD.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2026

The summary of the TCW Strategic Income Fund transactions in the affiliated funds for the period ended March 31, 2026 is as follows:

Name of Affiliated Fund	Value at December 31, 2025	Purchases at Cost	Proceeds from Sales	Number of Shares Held March 31, 2026	Value at March 31, 2026	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$10,566,318	$59,600,000	$26,500,000	43,666,318	43,666,318	$88,815	$—	$—	$—
TCW Private Asset Income Fund — I Class	6,816,389	25,000,000	—	3,186,649	31,770,890	197,492	—	—	(45,499)

Total					$75,437,208	$286,307	$—	$—	$(45,499)

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	March 31, 2026

The following is a summary of the fair valuations according to the inputs used as of March 31, 2026 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$28,876,061	$2,375,135	$31,251,196
Mortgage-Backed Securities
Residential Mortgage-Backed Securities — Agency	—	64,441,322	—	64,441,322
Residential Mortgage-Backed Securities — Non-Agency	—	57,556,609	—	57,556,609
Commercial Mortgage-Backed Securities — Non-Agency	—	33,274,577	—	33,274,577
Commercial Mortgage-Backed Securities — Agency	—	1,004,166	—	1,004,166

Total Mortgage-Backed Securities	—	156,276,674	—	156,276,674

Corporate Bonds	—	62,052,029	11,337	62,063,366
Foreign Government Bonds	—	9,392,425	—	9,392,425
U.S. Treasury Securities	—	948,062	—	948,062
Bank Loans	—	437,143	—	437,143
Convertible Corporate Bonds	—	695,502	—	695,502

Total Fixed Income Securities	—	258,677,896	2,386,472	261,064,368

Equity Securities
Money Market Investments	45,400,645	—	—	45,400,645
Investment Companies	—	31,770,890	—	31,770,890
Common Stock	3,431,278	1,659,362	—	5,090,640

Total Investments	$48,831,923	$292,108,148	$2,386,472	$343,326,543

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	455,063	—	455,063
Futures Contracts
Interest Rate Risk	1,190,767	—	—	1,190,767

Total	$50,022,690	$292,563,211	$2,386,472	$344,972,373

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(301,651)	$—	$—	$(301,651)
Forward Currency Contracts
Foreign Currency Risk	—	(155,281)	—	(155,281)

Total	$(301,651)	$(155,281)	$—	$(456,932)

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Shares Not Listed; No Market for Shares. TCW Private Asset Income Fund (“TPAY”) has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, TPAY does not currently intend to list the Shares for trading on any securities exchange, and TPAY does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in TPAY, unlike an investment in a typical closed-end fund, is not a liquid investment. Shareholders of TPAY are not able to have their shares redeemed or otherwise sell their shares daily. TPAY is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV per Share.

The Funds’ investment in the TPAY is valued in accordance with ASC Topic 820, Fair Value Measurement. TPAY is an interval fund that publishes a daily net asset value (“NAV”) per share and permits transactions at the published NAV on the applicable measurement date, subject to the terms of its quarterly repurchase offers. The published NAV of TPAY is considered a readily determinable fair value, as it is calculated and disseminated on a daily basis and represents the price at which current transactions may occur on the measurement date. Because TPAY can be transacted at its published NAV, that NAV represents an exit price in an orderly transaction between market participants at the measurement date. Accordingly, the Funds value their investment in TPAY at the published NAV as of the measurement date. For fair value hierarchy classification, the investment in TPAY is classified within Level 2 of the fair value hierarchy, as the valuation is based on observable inputs, specifically the published NAV, but does not represent a quoted price in an active market for an identical investment that is freely tradable on a daily basis.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities. (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

The summary of the fair valuations according to the inputs used as of March 31, 2026 in valuing the Fund’s investments is listed after the Investments in affiliates table.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Corporate Bonds	Total
Balance as of December 31, 2025	$1,465,568	$11,337	$1,476,905
Accrued Discounts (Premiums)	—	—	—
Realized Gain (Loss)	(716,250)	—	(716,250)
Change in Unrealized Appreciation (Depreciation)*	716,175	—	716,175
Purchases	1,000,000	—	1,000,000
Sales	(90,358)	—	(90,358)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—

Balance as of March 31, 2026	$2,375,135	$11,337	$2,386,472

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2026	$—	$—	$—

*	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2026 are as follows:

Description	Fair Value at December 31, 2025	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Input to Valuation If Input Increases
Asset-Backed Securities	$1,375,135	Broker Quote	Offered Quote	$100.00	$100.00	Increase
Asset-Backed Securities	$1,000,000	Fair Value	Broker Pricing, Zero Market Value	$0.00, $100.00	$33.33	Increase
Corporate Bonds	$11,337	Fair Value	Broker Pricing	$2.00	$2.00	Increase

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. MBS and other ABS held by the Fund at March 31, 2026 are listed in the Fund’s Schedule of Investments.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of March 31, 2026.

Securities Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended March 31, 2026.

Derivatives:

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at March 31, 2026 are disclosed in the Schedule of Investments.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended March 31, 2026, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at March 31, 2026 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended March 31, 2026, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2026, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at March 31, 2026, if any, are disclosed in the Schedule of Investments.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities, if any, held by the Fund at March 31, 2026 are listed below.